Property, Plant and Equipment	12 Months Ended
Dec. 31, 2012
Property Plant And Equipment [Abstract]
Property, Plant and Equipment
(9)	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment is comprised of the following:

	Original Cost	Accumulated Depreciation	Net Book Value
	(millions of dollars)
At December 31, 2012

Generation	$107	$97	$10
Distribution	8,320	2,954	5,366
Transmission	2,783	866	1,917
Gas	458	137	321
Construction work in progress	692	—	692
Non-operating and other property	1,265	725	540

Total	$13,625	$4,779	$8,846

At December 31, 2011

Generation	$108	$82	$26
Distribution	7,832	2,848	4,984
Transmission	2,462	834	1,628
Gas	429	133	296
Construction work in progress	742	—	742
Non-operating and other property	1,282	738	544

Total	$12,855	$4,635	$8,220

The non-operating and other property amounts include balances for general plant, intangible plant, distribution plant and transmission plant held for future use as well as other property held by non-utility subsidiaries. Utility plant is generally subject to a first mortgage lien.

Pepco Holdings’ utility subsidiaries use separate depreciation rates for each electric plant account. The rates vary from jurisdiction to jurisdiction.

Jointly Owned Plant

PHI’s consolidated balance sheets include its proportionate share of assets and liabilities related to jointly owned plant. At December 31, 2012 and 2011, PHI’s subsidiaries had a net book value ownership interest of $13 million in transmission and other facilities in which various parties also have ownership interests. PHI’s share of the operating and maintenance expenses of the jointly-owned plant is included in the corresponding expenses in the consolidated statements of income. PHI is responsible for providing its share of the financing for the above jointly-owned facilities.

Deactivation of Pepco Energy Services’ Generating Facilities

During 2012, Pepco Energy Services deactivated its Buzzard Point and Benning Road oil-fired generation facilities. The facilities were located in Washington, D.C. and had a generating capacity of approximately 790 megawatts. During the years ended December 31, 2012 and 2011, PHI has recorded decommissioning costs of $3 million and $2 million, respectively, related to these generating facilities.

Long-Lived Asset Impairment

At December 31, 2012, PHI recorded impairment losses of $12 million ($7 million after-tax) at Pepco Energy Services associated primarily with its investments in landfill gas-fired electric generation facilities and the reduction in the estimated net realizable value of the combustion turbines at Buzzard Point. PHI performed a long-lived asset impairment test on the landfill generation facilities of Pepco Energy Services as a result of a sustained decline in energy prices. The asset value of the facilities was written down to their estimated fair value because the future expected cash flows of the facilities were not sufficient to provide recovery of the facilities’ carrying value. PHI estimated the fair value of the facilities by calculating the present value of expected future cash flows using an appropriate discount rate. Both the expected future cash flows and the discount rate used primarily unobservable inputs.

Asset Retirement Obligations

PHI recognizes liabilities related to the retirement of long-lived assets in accordance with ASC 410. In connection with Pepco Energy Services’ decommissioning of the Buzzard Point and Benning Road generation facilities, PHI has recorded an asset retirement obligation of $9 million as of December 31, 2012 on its consolidated balance sheet.

The sale of the Conectiv Energy wholesale power generation business to Calpine did not include a coal ash landfill site located at the Edge Moor generating facility, which PHI intends to close. The preliminary estimate of the costs to PHI to close the coal ash landfill ranges from approximately $2 million to $3 million, plus annual post-closure operations, maintenance and monitoring costs for 30 years. PHI has recorded an asset retirement obligation of $6 million on its consolidated balance sheet related to the Edge Moor landfill.